Joint Filer Information

NAME: GLG Partners Limited

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP


ISSUER AND TICKER SYMBOL: Panda Ethanol, Inc. (PDAE)


DATE OF EVENT REQUIRING STATEMENT: November 6, 2006


SIGNATURE:

                       By: /s/ Noam Gottesman
                       ---------------------------------
                       Name:  NOAM GOTTESMAN
                       Title: Managing Director


                       By: /s/ Victoria Parry
                       ---------------------------------
                       Name:  VICTORIA PARRY
                       Title: Senior Legal Counsel

                             Joint Filer Information

NAME: Noam Gottesman

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP


ISSUER AND TICKER SYMBOL: Panda Ethanol, Inc. (PDAE)


DATE OF EVENT REQUIRING STATEMENT: November 6, 2006


SIGNATURE:             /s/ Noam Gottesman
                       ---------------------------------
                       NOAM GOTTESMAN

                             Joint Filer Information

NAME: Pierre Lagrange

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP


ISSUER AND TICKER SYMBOL: Panda Ethanol, Inc. (PDAE)


DATE OF EVENT REQUIRING STATEMENT: November 6, 2006


SIGNATURE:             /s/ Pierre Lagrange
                       ---------------------------------
                       PIERRE LAGRANGE

                             Joint Filer Information

NAME: Emmanuel Roman

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP


ISSUER AND TICKER SYMBOL: Panda Ethanol, Inc. (PDAE)


DATE OF EVENT REQUIRING STATEMENT: November 6, 2006


SIGNATURE:             /s/ Emmanuel Roman
                       ---------------------------------
                       EMMANUEL ROMAN